UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   October 31, 2014

REPRO-MED SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 Carpenter Road, Chester, New York	10918
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 31, 2014, the Board of Directors of Repro-Med Systems, Inc. (the “Company”) approved the engagement of McGrail Merkel Quinn & Associates, P.C. (“MMQA”) as the Company’s independent registered public accounting firm for the year ending February 28, 2015. MMQA’s engagement as the Company’s independent registered public accounting firm commenced on October 31, 2014.

On October 31, 2014, the Board of Directors accepted the resignation of Radin, Glass & Co., LLP (“RGC”) as the Company’s independent registered public accounting firm.

During the years ended February 28, 2013 and February 28, 2014, and through October 31, 2014, neither the Company nor anyone on its behalf has consulted with MMQA with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that RGC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The reports of RGC on the Company’s financial statements for the years ended February 28, 2013, and February 28, 2014, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended February 28, 2013, and February 28, 2014, and through October 29, 2014, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with RGC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RGC, would have caused RGC to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such years.

During the years ended February 28, 2013, and February 28, 2014, and through October 31, 2014, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided RGC with a copy of the above disclosures and has requested that RGC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made above. A copy of RGC’s letter dated November 5, 2014, is attached as Exhibit 16.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

16.1	Radin, Glass & Co., LLP letter dated November 5, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPRO-MED SYSTEMS, INC. (Registrant)

Date: November 5, 2014	By:	/s/ Andrew I. Sealfon
Andrew I. Sealfon President and Chief Executive Officer